DEBT SETTLEMENT AGREEMENT

Agreement made on May 5, 2005, between Henry Dattler with offices located at Ratenstrasse 13, 6315 Alosen, Switzerland, referred to as Creditor and OPENLiMiT, Inc. with offices located at Zugerstrasse 76B, CH-6341 Baar Switzerland referred to as Debtor.

SECTION ONE
ACKNOWLEDGEMENT OF EXISTING OBLIGATION

The parties acknowledge that Debtor is at present indebted to Creditor in the sum of one million thirty two thousand six hundred and forty seven dollars (US$1,032,647) (CHF 1,239,177) as the result of loans extended by Creditor. The loans were extended by Creditor to Debtor between May 1, 2003, and May 5, 2005, with the agreement that loan repayments could be made either in cash or in shares of Debtor's common stock.

SECTION TWO
CONSIDERATION

In consideration of the prior mutual agreements recited in this Agreement, Debtor and Creditor agree as follows:

a. *Method of Payment*

Debtor agrees to pay to Creditor and Creditor agrees to accept from Debtor, in full satisfaction of the indebtedness described in Section One, above, two million five hundred and eighty one thousand six hundred and eighteen (2,581,618) shares of Debtor's common stock, valued at US$0.40 (CHF 0.48) a share and five million one hundred and sixty three thousand two hundred and thirty six (5,163,236) share purchase warrants for a two (2) year term with an exercise price of forty cents ($0.40) a share (Warrant to Purchase Common Shares of OPENLiMiT, Inc. attached as Appendix A and B hereto), as consideration for $1,032,647 owed by Debtor to Creditor as a result of loans provided by Creditor to Debtor on or prior to May 5, 2005.

b. *Satisfaction:*

On execution of this Agreement, the OPENLiMiT, Inc. Warrant to Purchase Common Shares of OPENLiMiT, Inc. and Debtor's board of directors resolution authorizing the issuance and delivery of an aggregate of 2,581,618 shares of Debtor's common stock and a Warrant to Purchase Common Shares of OPENLiMiT, Inc. representing the right to purchase 5,163,236 additional shares of Debtors common stock, to Creditor as provided for in Section Two (a) above, the original indebtedness of Debtor to Creditor, as described in Section One, above, will be forever cancelled and discharged.

In witness whereof, the parties have executed this Agreement in Baar, Switzerland on the date first mentioned above.

OPENLiMiT, Inc.

/s/ Marc Gurov
By: Marc Gurov
Chief Financial Officer

HENRY DATTLER

/s/ Henry Dattler
Henry Dattler

APPENDIX “A”

WARRANT TO PURCHASE COMMON SHARES
OF
OPENLIMIT, INC.
(Incorporated under the laws of the State of Florida)

THIS IS TO CERTIFY THAT, for value received, Henry Dattler with offices located at Ratenstrasse 13, 6315 Alosen, Switzerland, (the “Holder”), is entitled to purchase:

FIVE MILLION ONE HUNDRED AND SIXTY THREE THOUSAND TWO HUNDRED AND THIRTY SIX
(5,163,236)

non-assessable common shares of OPENLiMiT, Inc. (hereinafter called the "Company") as such shares were constituted on the date hereof at any time up to 4:30 p.m. local time in the City of Barr, Switzerland on or before May 5, 2007, the expiration date of the entitlement to purchase common shares of the Company, at a price of $0.40 per share in lawful money of the United States, upon and subject to the “Terms, Conditions and Instructions” attached hereto.

This warrant (the “Warrant”) may not be transferred by the Holder. This Warrant and the common shares to be issued upon its exercise have not been registered under the Securities Act of 1933, as amended ("the Securities Act") or the securities laws of any state of the United States. This Warrant may not be exercised by or on behalf of any U.S. person, directly or indirectly, or in the United States, unless (i) the common shares are registered under the Securities Act and the applicable laws of any such state, or, (ii) an exemption from such registration requirements is available. "United States" and "U.S. person" are as defined by Rule 901 of Regulation S under the Securities Act.

This Warrant may be exercised only through the principal offices of the Company, located at Zugerstrasse 76B, Baar, Switzerland CH 6341.

OPENLIMIT, INC.

Per: /s/ Marc Gurov
Marc Gurov
Chief Financial Officer

DATE: May 5, 2005

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“COMMISSION”) OR THE SECURITIES COMMISSION OF ANY STATE BECAUSE THEY ARE BELIEVED TO BE EXEMPT FROM REGISTRATION UNDER REGULATION “S” PROMULGATED UNDER THE SECURITIES ACT. THESE SECURITIES MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT, OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENT IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THESE SECURITIES SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

TERMS, CONDITIONS AND INSTRUCTIONS

1. The holder of this Warrant may subscribe for the number of shares of the Company indicated on the face hereof.

2. For each share purchased pursuant to this Warrant, payment must be made in the amount of $0.40 per share up to May 5, 2007, the expiration date. All payments must be made in United States Funds, in cash or by certified cheque, bank draft or money order payable, at par, in Baar, Switzerland. If payment is made by way of an uncertified cheque, the Company reserves the right to deem that the payment has not been received until the cheque has cleared the account upon which it has been drawn.

3. To exercise the rights evidenced by this Warrant, this Warrant with the attached Subscription Form, must be delivered or mailed to the Company, at Zugerstrasse 76B, Baar Switzerland CH 6341, and must be received by the Company.

4. The rights evidenced by this Warrant expire at 4:30 p.m. local time in Baar, Switzerland, on May 5, 2007.

5. The rights evidenced by this Warrant may not be transferred.

6. If this Warrant or the purchase price is forwarded by mail it is suggested that registered mail be used as the Company will not be responsible for any losses which occur through the use of mails.

7. The rights evidenced by this Warrant are to purchase common shares in the capital stock of the Company as they were constituted on the date hereof. The number of shares and the exercise price of the Warrants are subject to adjustment in the events and in the manner following:

   (a) if the Company consolidates or subdivides its shares or pays a stock dividend, the number of shares issuable on the exercise of one Warrant and the purchase price of the Warrant will be increased or decreased proportionately so that each Warrant will entitle the holder to acquire the same percentage of shares of the Company at the same total price immediately after the subdivision, consolidation or stock dividend as the holder could purchase immediately before that event occurred;

   (b) in case of any capital reorganization or reclassification of the capital of the Company or the merger or amalgamation of the Company with or into any other company, each Warrant will entitle the holder to acquire, at the same total price, the number of shares or other securities of the Company or the company resulting from the capital reorganization, reclassification, merger or amalgamation, as the case may be, to which the holder would have been entitled if the holder had exercised one Warrant immediately before the capital reorganization, reclassification, merger or amalgamation;

   (c) the adjustments provided for in this subsection are cumulative.

APPENDIX “B”

SUBSCRIPTION FORM

The Undersigned, holder of the attached Warrant, hereby subscribes for ______________________ common shares of OPENLiMiT, Inc. If the number of shares purchased hereby is less than the number of shares to which the Undersigned is entitled under this Warrant, the Undersigned requests issuance and delivery to it at the following address of a new Warrant certificate evidencing the right to purchase the balance of the shares to which the Undersigned is entitled hereunder. The Undersigned directs that the shares hereby subscribed for be issued and delivered to it as follows:

NAME	ADDRESS	NO. OF SHARES

DATED this ______ day of ________________, 200___.

Per:____________________________________
Signature

____
Name (Please print)

____
Address